Supplement dated November 20, 2013
to the Prospectus dated May 1, 2008 for
MONY Variable Annuity
Prospectuses dated May 14, 2004 for
MONY Custom Master and The MONYMaster
Prospectus dated May 4, 2004 for
MONY C Variable Annuity
Prospectus dated May 3, 2004 for
MONY L Variable Annuity
Prospectus dated May 1, 1996 for
The ValueMaster
Prospectus dated May 1, 1992 for
The MONYMaster
Issued By
MONY Life Insurance Company
MONY Variable Account A

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On October 1, 2013, Protective Life Insurance Company (“Protective Life”) acquired the stock of MONY Life Insurance Company (“MONY”), a wholly-owned subsidiary of AXA Financial, Inc.  As a result, MONY is now a wholly owned subsidiary of Protective Life.

Under the terms of the transaction, MONY will continue in its present role as the issuer of your contract, and will remain responsible for customer service and administration for all contracts and policies it has issued. All of your rights and benefits under your contract and MONY’s obligations under the contract will remain unchanged.

Also, AXA Advisors, LLC and AXA Distributors, LLC are no longer the principal underwriters for your contract.  Effective November 1, 2013, the principal underwriter for your contract is Investment Distributors, Inc., a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective Life.

Protective Life is a Tennessee corporation founded in 1907.  It provides life insurance, annuities, and guaranteed investment contracts, and is currently licensed to transact life insurance business in 49 states and the District of Columbia.  Protective Life is the principal operating subsidiary of PLC, an insurance holding company whose stock is traded on the New York Stock Exchange.